Management Presentation November 2006 Cellular Information for Better Healthcare Circulating Tumor Cells Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of
the
Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations.
These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-
looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the
Company’s filings with the SEC.

Immunicon Value Proposition
Immunicon develops and commercializes proprietary cell- and molecular-based human diagnostic and life science research products
Cancer products sold through Veridex, a Johnson & Johnson company
–
Received FDA clearances for our instruments and CellSearch™ Circulating Tumor
Cell Kit in breast cancer
–
Compelling clinical data across multiple cancers
–
breast & colorectal cancer
Immunicon Pharma Services
–
Biomarker development, kit development and testing services for clinical trial samples services for Pharma/Biotech
New products for life science research market planned for H107 launch
Technology applicable to other large IVD and life science research markets with low incremental investment
–
Cardiovascular disease, infectious disease, molecular diagnostics

3 CellTracks ® Products for Cellular Analysis Circulating Tumor Cell Kit Sample Collection and Preservation Standardized Rare Cell Capture Endothelial Cell Kit Sample Analysis Kits for Cell Counting

CEC Kit
Profile Kit
CellTracks
®
Products
Marker Reagents for Characterization for Targeted Therapy
* HER-2/neu  * EGFr * IGF-1R   * bcl-2   * M30  * other candidates with Pharma
Enrichment Kits for Downstream Molecular Analysis
FISH in cartridge (in development)
Cancer Confirmation               Gene Amplification
Healthy                      Breast
Prostate Colorectal
Cancer Cancer Cancer

CTCs as a “Real-Time Biopsy”
Blood Test
Most tumors are of epithelial cell origin:
Isolation of epithelial cells may mean pan-carcinoma
capability
Count
Phenotype
& Genotype
Assess Prognosis
Direct Therapy
Monitor Disease
Diagnose
Specify Therapy
Circulating Tumor Cells (CTCs)
and Associated Markers:

Circulating Tumor Cells Predict Survival
Time from Baseline (Months)
0
2 4 6
8
10 12
14 16 18 22 24 26 28
30
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
20
Logrank p < 0.0001
21.9 Months
10.9
Months
>5 CTCs
n=87 (49%)
<5 CTCs
n=90 (51%)
NEJM 2004, ASCO 2004 / 2005
Before initiation of therapy

Change in CTCs Predict Survival
Package Insert, October 2005
Clinical Cancer Research, July 2006
green vs. red p=0.0001
green vs. blue p=0.3188
green vs. orange p=0.0014
blue vs. red p=0.0002
22.6 mo.
19.8 mo. 10.6 mo. 4.1 mo.
Time from Baseline (months)
< 5 CTCs at First and Last Draw 83 (47%)
>5 CTCs at First and <5 at Last Draw 38 (21%)
<5 CTCs at First and >5 Last Draw 17 (10%)
>5 CTCs at First and Last Draw 39 (22%)

Any CTCs Impact Survival: Treat to Zero!
CTC / 7.5 ml blood
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
29%
71%
61% 56%
51%
48%
45%
43%
43%
40%
36%
=0 >1 >2 >3 >5 >7 >8 >9 >6 >4 >10
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
=0 >1 >2 >3 >5 >7 >8 >9 >6 >4 >10
223 patients
San Antonio Breast Cancer Symposium 2005

A New Standard for Cancer Disease Management
Future standard:
Number, protein expression, and/or
gene expression of CTCs better
reflects efficacy of treatment
Current standard:
Radiologist measures changes in
lesions on a CT scan to assess
tumor burden increase/decrease
Objective, quantitative
3-4 weeks
Subjective, semi-quantitative
3-6 months

CT Scans 11.9 +5.7 weeks
*Centralized Review by Two Independent Radiologist. Third
Radiologist was used in cases of disagreement (11%)
CTC versus CT Scans to Predict Survival
CCR in press / ASCO 2005
23.8 Months
6.4
Months
S/PR & <5CTCs
n=84 (61%)
PD & <5CTCs
n=20 (14%)
S/PR & >5CTCs  n=12 (9%)
PD & >5CTCs
n=22 (16%)
9.2 Months
19.9 Months
Time from Baseline (Months)
0
10
20
30 40
50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
4
2
3
1
23.8 Months
6.4
Months
S/PR & <5CTCs
n=84 (61%)
PD & <5CTCs
n=20 (14%)
S/PR & >5CTCs  n=12 (9%)
PD & >5CTCs
n=22 (16%)
9.2 Months
19.9 Months
0
10
20
30 40
50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Curve            Wilcoxon
Comparison        p-value
1
vs. 2
0.1219
1
vs. 3
0.0400
1 vs. 4
0.0000
2
vs. 3
0.6665
2
vs. 4
0.0039
3
vs. 4
0.1163
Curve            Wilcoxon
Comparison        p-value
1
vs. 2
0.1219
1
vs. 3
0.0400
1 vs. 4
0.0000
2
vs. 3
0.6665
2
vs. 4
0.0039
3
vs. 4
0.1163
4
2
3
1

0
25
50
75
100
125
150
175
200
225
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Her2 -
Her2 +
Her2 ++ Her2 +++
Time (weeks)
Taxol Herceptin
Int J Oncol 21: 1111-1118, 2002
“Personalized Medicine”
Enables selection of targeted therapies

12 Cancer Confirmatory Test Chromosome 1 Chromosome 7 Chromosome 8 7 7 7 7 7 7 7 1 1 1 1 1 8 8 8 8 8 8 Leukocyte 2 x1, 2 x 7, 2 x 8 Tumor Cell 3 x1, 5 x 7, 4 x 8

13 PNAS, 101: 9393-9398, 2004 Cytokeratin Her-2 Her-2 protein CEP 17 Her-2 gene CEP 17 / Her-2 gene 1+: 1.0 3+: 3.5 2+: 1.7 Assessment of Treatment Targets on CTCs

Significant Clinical Utility of Circulating Tumor Cells
Patient Management
Early evidence of treatment failure: gives the oncologist information to change therapy within weeks
Predictive at any time point during treatment
CTCs predict survival time in patients undergoing chemo & hormonal therapy
CTCs predict survival time in non-measurable metastatic breast cancer
Predicts survival earlier and more reliably than CT scans and tumor markers
Drug Development
Selection of patients for clinical trials
Biomarker for drug efficacy
Potential surrogate endpoint in therapeutic trials

Instrument
Rapid, accurate automated counts
Simple to use
2-color analysis
Uses proven technology
Kits
Simple cell counting (ViaSure)
Immunomagnetic-Selection
(IMS)
Isolate and count specific cells
Advanced Technology for Simple Cell Counting

Research and Clinical Development Programs
Colorectal cancer –
endpoints achieved!
Prostate cancer: 2Q07 FDA submission on 200 patient study
Research studies
–
CTCs in early stage breast cancer and colorectal cancer
–
Impact on survival of changing therapy based on CTCs (SWOG)
Develop FISH technologies
Develop applications for the EasyCount™
platform
Collaborations in Pharma Services
–
CTCs and targeted Marker reagents as biomarkers of efficacy
–
CECs as a biomarker in antiangiogenic therapies, treatment toxicity
–
New rare cell kits and multiple Marker reagents under development
–
Molecular profiling

Success in Pivotal Clinical Trial in Metastatic Colorectal Cancer
Primary and secondary endpoints were achieved
–
Primary –
agreement with imaging
–
Secondary - predict progression-free survival and overall survival.
Large, multi-center trial
–
481 patients; 55 sites in US and Europe
Anticipate late FDA submission late Q4 2006, early Q1 2007

18 Product Commercialization Oncologists Pathologists/laboratories Pharma Services Molecular Diagnostics Products and Services Life Science Research Instruments and Kits Infectious Disease Diagnostics

Summary of instrument shipments and sales
   Year ended Six months end Three months end Cumulative @
2005 June 30, 2006
Instrument shipments
CellTracks Analyzer II 22                      24                          5                              51
CellSpotter 25                      (6)                           -                           19
Total Analyzers 47                      18                          5                              70
CellTracks AutoPreps 42                      16                          6                              64
Instruments sold (1)
Total CellTracks Analyzer II 14                      15                          7                              36
Total CellSpotter 21                      3                            -                           24
Total Analyzers 35                      18                          7                              60
Total CellTracks AutoPreps 30                      13                          7                              50
(1) - represents instruments which were sold and revenue recorded in the period indicated
==== September 30, 2006 ====

System Placements, by Customer/Geography
Third party: 54.5
Total Placements: 75
13 2 1 10 CellTracks Analyzer II Upgrade
7.5 1.0 1.0 5.5 Veridex internal use
11 0 1 10 Pharma/CRO
8 2 1 5 Reference Lab
35.5 5 11 19.5 Hospital/Practice
Total Shipments
Total
Japan/
Asia EU USA As of 9/30/06

Financial Status
Cash burn guidance for 2006 - $20 to $22 million
Headcount at September 30, 2006 = 106
Borrowing capacity of $12.0 million @ =9/30/06
September 30, 2006 December 31, 2005
Cash and cash equivalents 29,535 $                 44,098 $
9 months ended 9/30/06 9 months ended 9/30/05
Product & service revenue 5,140 $                   2,274 $
Net (loss) (16,327) (21,247)
Net (loss) per share (0.59) (0.86)
27,647 27,557
(Dollars in thousands, except loss per share)
Common shares outstanding (000)

Milestones Achieved
Publications in major journals (NEJM, CCR, JCO)
2004
U.S. in vitro
diagnostic (IVD) launch 3Q04
510(k) clearance of expanded data Oct. 2005
Trial in colorectal cancer –
endpoints met Sep. 2006
Trial in prostate cancer enrollment complete Jan. 2006
Kreatech license agreement for FISH Jan. 2006
Major Pharma Services agreements
–
Pfizer agreement expanded Mar. 2006
–
AstraZeneca Aug. 2006
–
MolMed SpA (includes rare cell FISH) Sep. 2006

Upcoming Milestones/Presentations
Colorectal cancer 510(k)indication 1H07
Prostate cancer 510(k)indication 3Q07
Scientific meetings
–
CHI Clinical Trial Workshop Nov. 2006
–
San Antonio Breast Cancer Symposium Dec. 2006
–
Cell Biology Conference Dec. 2006
–
Molecular Tri-Conference Workshop Feb. 2007
–
AACR Apr. 2007
–
ASCO June 2007
EasyCount™
System launch 1Q2007
Expand rare cell FISH portfolio 2007

Immunicon Value Proposition
Immunicon develops and commercializes proprietary cell- and molecular-based human diagnostic and life science research products
Cancer products sold through Veridex, a Johnson & Johnson company
–
Received FDA clearances for our instruments and CellSearch™ Circulating Tumor
Cell Kit in breast cancer
–
Compelling clinical data across multiple cancers
–
breast & colorectal cancer
Immunicon Pharma Services
–
Biomarker development, kit development and testing services for clinical trial samples services for Pharma/Biotech
New products for life science research market planned for H107 launch
Technology applicable to other large IVD and life science research markets with low incremental investment
–
Cardiovascular disease, infectious disease, molecular diagnostics

Contact Information 3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 phone 215.830.0777 fax 215.830.0751 web www.immunicon.com